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                                Loan No. 01-422824
             RESTATED PROMISSORY NOTE
    (Adjustable Rate; No Negative Amortization
                    Permitted)

    NOTICE TO BORROWER: THIS DOCUNENT CONTAINS
                    PROVISIONS
           FOR A VARIABLE INTEREST RATE

$3,030,773.40

Redlands, California

Date: February 26,1997

     Redlands Federal Bank, as Lender and the
Borrower (as defined below) have entered into an Agreement to Modify Loan Documents dated February
26, 1997. Pursuant to those agreements, this Restated Promissory Note modifies and replaces in its entirety that certain Promissory Note between Lender and Borrower's predecessor dated January
20, 1988. The language and provisions of this Note shall supersede any and all provisions of that certain Promissory Note referenced above.

     For value received, the undersigned, Emeritus
Corporation, a Washington corporation,
("Borrower") promises to pay to the order of REDLANDS FEDERAL BANK, a federal savings bank, ("Lender"), at 300 East State Street, Redlands,
California 92373, or at such other place as the Lender may from time to time designate in writing, in lawful money of the United States, the principal sum of Three Million Thirty Thousand
Seven Hundred Seventy-Three Dollars and Forty
Cents ($3,030,773.40), or so much thereof as may be advanced, with interest at the rate, and due and payable, as follows:

     l. DEFINITIONS. When used in this Restated
Promissory Note (the "Note") with initial capital letters, the following terms shall have the following meanings:

     1.1 "CHANGE DATE": The interest rate may change on the first day of March, 1997, and on that day of the month every six (6) months thereafter.

     1.2 "INDEX": The weekly average yield on United States Treasury Securities adjusted to a constant maturity often (10) years, as made available by the Federal Reserve Board. The most recent index figure available ss of the date forty-five (45) days before the change date is called the current Index. The current Index as of the date of this Note is 6.33"%.

     1.3 "PAYMENT DATE" : Payments due under this
Note will be paid on the first day of each month beginning on April 1,1997.

     1.4 "PAYMENT CHANGE DATE": The first day of the calendar month after the Change Date.

     1.5 "REMAINING AMORTIZATION PERIOD": Three
Hundred Sixty (360) months minus the number of months that will have elapsed, as of the next
Payment Change Date, since the date that the first monthly payment was due hereunder.

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     1.6 "SPREAD": Two and Fifty Hundredths
(2.50%) percentage points per annum, subject to Paragraph 5 below.

     2. RATE AND CALCULATION OF INTEREST. The principal balance outstanding from time to time shall bear interest from and after the date of each advance, determined as follows:

     2.1 NOTE RATE. Amounts due hereunder shall bear interest at the rate determined as follows
(the "Note Rate"), except as provided in Paragraph
6.6 below:

     2.1.1 INITIAL NOTE RATE. Effective upon
satisfaction of all conditions set forth in
Section 2 of the Agreement to Modify Loan
Documents, and until adjusted as provided in Paragraph 2.1.2 below, the Note Rate shall be Eight and Eighty-Three Hundredths (8.83%) percentage points per annum (the "Initial Note
Rate").

     2.1.2 RATE ADJUSTMENTS. On (or as of each
Change Date, the Note Rate shall be redetermined by adding the Spread to the Index, and the Note
Rate as so redetermined shall become effective on the Change Date. Note Rate adjustments thereafter will be limited to no more than 1.0% above or below the interest rate charged prior to each Change Date.

     2.1.3 NOTE RATE PARAMETERS. Notwithstanding the foregoing, the Note Rate shall in no event ever be less than 7.50% or more than 14.50%.

     3.  INSTALLMENT PAYMENTS.

     3.1 INITIAL MONTHLY PAYMENT. Until and
including the month prior to the first Payment
Change Date, each monthly payment shall be in an amount equal to the amount which would be required to amortize fully the outstanding principal amount of this Note in three hundred sixty (360) blended level monthly payments at the Initial Note Rate.
The initial monthly payment due under this Note is Twenty-Four Thousand Sixteen Dollars and Forty-
Eight Cents ($24,016.48).

     3.2 MONTHLY PAYMENTS. On (or as of each
Change Date, Lender will project the principal balance anticipated to be owing as of the immediately following payment due date. Lender will then determine an adjusted monthly payment amount equal to the amount which would be required to amortize fully such anticipated principal balance over the Remaining Amortization Period in blended level monthly installments, at the Note
Rate as then redetermined pursuant to Paragraph
2.1.2 above. Such adjusted monthly payment amount shall become effective on such Payment Change
Date, and shall remain in effect until the next
Payment Change Date (or, if earlier, the Maturity
Date).

     4. MATURITY DATE. On March 1, 2007 (the
"Maturity Date"), the entire unpaid principal balance and all accrued interest shall be due and payable.






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     5.  SUBSTITUTION OF INDEX.

     5.1 As used herein, "obsolete" means, with respect to an interest rate that otherwise would be the Index under this Note, that such rate is (a) no longer established, (b) otherwise unverifiable, or (c) in Lender's reasonable discretion, no longer calculated in substantially the same manner or upon the same economic basis as upon the later of the date of this Note or the date that such rate was substituted as a new Index.

     5.2 In the event that the interest rate that otherwise would be the Index becomes obsolete:

     5.2.1 if the basis of such obsolescence is only as described in Paragraph 5.1 (c) above, and if, in Lender's reasonable discretion, such obsolescence can be corrected by an adjustment to the Spread (a "Spread Adjustment"), then Lender shall have the right to make a Spread Adjustment in its reasonable discretion;

     5.2.2 if such obsolescence cannot be
corrected by a Spread Adjustment, to correct such obsolescence Lender shall have the right, in its reasonable discretion, to substitute a new Index and, if necessary, also make a Spread Adjustment.
The substituted Index shall be a floating rate of interest selected by Lender in its reasonable discretion, which rate is verifiable, established in a manner not under Lender's direct control, and, to the extent possible, calculated in substantially the same manner and upon the same economic basis as the most recent Index at the time of its adoption, taking into account any Spread Adjustment made.

     6. ADDITIONAL TERMS AND CONDITIONS.

     6.1 DEED OF TRUST; SECURITY. This Note is secured by an Amended and Restated Deed of Trust, Assignment of Rents, Security Agreement and
Fixture Filing Financing Statement of even date herewith (the "Deed of Trust"), encumbering
Borrower's interest in real property described in the Deed of Trust and improvements located or to be located thereon, and certain personal property.
(Such real property, improvements and personal property, and the rents, issues, profits and proceeds thereof, and any other real or personal property security given for this Note, are referred to collectively herein as the "Property.
")

     6.2 APPLICATION OF PAYMENTS. All payments received shall be applied first to interest then due, then to principal then due, then to charges other than interest and principal, if any, except that, after the occurrence and during the continuation of any default under this Note, all amounts received shall be applied in such order as Lender, in its sole discretion, may elect.

     6.3 NO WAIVER. The acceptance by Lender of any payment under this Note after the date that such payment is due shall not constitute a waiver of the right to require prompt payment when due of future or succeeding payments or to declare a default as herein provided for any failure to so pay. The acceptance by Lender of the payment of a portion of any installment at any time that such installment is due and payable in its entirety shall neither cure nor excuse the default caused by the failure to pay the whole of such installment and shall not constitute a waiver of Lender's right to require full payment when due of all future or succeeding installments.

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     6.4 LATE PAYMENT CHARGE. Borrower
acknowledges that late payment to Lender of any sums due hereunder will cause Lender to incur costs not contemplated hereunder, the exact amount of which will be impracticable or extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges. Accordingly, if any installment, payment or any other sum due from Borrower shall not be received by Lender or Lender's designee within ten
(10) calendar days after it is due, Borrower shall then pay to Lender a late payment charge equal to ten percent (l0%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lender will incur by reason of late payment.
This provision shall not, however, be construed as extending the time for payment of any amount hereunder, and acceptance of such late charge by Lender shall in no event constitute a waiver of Borrower's default with respect to such overdue amount nor prevent Lender from exercising any of the other rights and remedies with respect to such default.

     6.5 DEFAULT. The following shall constitute defaults under this Note:

     6.5.1 default in the payment when due of any amount hereunder;

     6.5.2 any breach or default under the Deed of Trust or any other deed of trust, mortgage, security agreement, assignment, loan agreement or other agreement securing this Note or evidencing the loan reflected hereby;

     6.5.3 any breach or default in any other obligation of Borrower to Lender, or in any obligation of Borrower to any party secured by the Property.

     6.6 ACCELERATION RIGHTS; INTEREST AFTER
ACCELERATION OR MATURITY. Upon the occurrence of a default hereunder, Lender may, at its election, declare the entire balance of principal and interest thereon immediately due and payable, together with all costs of collection, including reasonable attorneys' fees and all expenses incurred in connection with protection of, or realization on, the Property. At such time as this Note becomes due in full, whether by acceleration
(upon default or otherwise), by the occurrence of the Maturity Date or otherwise, if Borrower fails to pay all amounts due the unpaid principal balance and costs incurred shall thereafter bear interest until paid at a rate four (4) percentage points in excess of the rate otherwise applicable under this Note.

     6.7 BORROWER'S OBLIGATIONS NOT TRANSFERABLE
WITHOUT CONSENT OF LENDER; ACCELERATION. Borrower may not assign or transfer the property which is security for this Note without the consent of the Lender. Failure to obtain written consent of the Lender prior to any transfer of the security for the Note as described in the Deed of Trust is an Event of Default under the terms of this Note.
Section 1.12 of the Deed of Trust provides as follows:

     Section I.12 TRANSFER OF TRUST ESTATE BV
BORROWER.
ONE OF THE INDUCEMENTS TO THE LENDER FOR ENTERING
INTO THIS TRANSACTION IS THE IDENTITY OF THE
BORROWER. THE EXISTENCE OF ANY INTEREST IN THE
PROPERTY SECURED BY THIS DEED OF TRUST OTHER THAN
THE INTERESTS OF THE LENDER AND OTHER ENCUMBRANCE
PERMITTED BY THE TERMS OF THIS DEED OF TRUST OR BY
A FULLY EXECUTED, WRITTEN
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AGREEMENT BETWEEN THE BORROWER AND LENDER, EVEN
THOUGH SUBORDINATE TO THE SECURITY INTEREST OF THE
LENDER, AND THE EXISTENCE OF ANY INTEREST IN THE
PROPERTY OTHER THAN THOSE OF THE BORROWER MAY
IMPAIR THE PROPERTY AND THE SECURITY INTEREST OF
LENDER, AND, THEREFORE, BORROWER SHALL NOT SELL,
CORRVEY, ASSIGN, TRANSFER, ALIENATE OR OTHERWISE
DISPOSE OF BORROWER'S INTEREST IN THE PROPERTY, OR
ANY PART THEREOF, EITHER VOLUNTARILY OR BY
OPERATION OF LAW OR AGREE TO DO SO, WITHOUT THE
PRIOR WRITTEN CONSENT OF THE LENDER. CONSENT TO
ONE SUCH TRANSACTION BY THE LENDER SHALL NOT BE
DEEMED A WAIVER OF THE RIGHT TO REQUIRE SUCH
CONSENT TO FURTHER OR SUCCESSIVE TRANSACTIONS. ANY
DIRECT OR INDIRECT SALE OR TRANSFER OF THE
PROPERTY WHICH AT ONE TIME OR IN THE AGGREGATE
RESULTS IN MORE THAN FORTY-NINE PERCENT (49%) OF
THE OWNERSHIP OF THE PROPERTY HAVING BEEN SOLD OR
TRANSFERRED SINCE THE RECORDATION OF THIS DEED OF
TRUST SHALL CONSTITUTE A TRANSFER OF THE
PROPERTYFOR THE PURPOSES OF THIS SECTION. FURTHER,
ANY DIRECT OR INDIRECT TRANSFERS OF OWNERSHIP
INTERESTS IN BORROWER, OTHER THAN MARKET TRADES IN
BORROWER'S SHARES, WHICH EXCEEDS IN THE AGGREGATE
FORTY-NINE PERCENT (49%) OF THE TOTAL CURRENT
OWNERSHIP INTEREST IN BORROWER SHALL CONSTITUTE A
TRANSFER OF THE PROPERTYFOR THE PURPOSE OF THIS
SECTION. BORROWER SHALL NOTIFY LENDER IN WRITING
OF ANY TRANSFER OF ANY PORTION OF THE OWNERSHIP
INTEREST IN BORROWER, EXCEPT FOR MARKET TRADES IN
BORROWER'S SHARES, OR THE PROPERTY NOT LESS THAN
THIRTY (30) DAYS BEFORE SUCH TRANSFER IS TO OCCUR,
AND IN SUCH NOTICE, SHALL ADVISE LENDER AS TO THE
NATURE OF THE TRANSFER WITH SUFFICIENT
PARTICULARITY AS TO ENABLE LENDER TO COMPUTE THE
PERCENTAGE SO TRANSFERRED ANY TRANSACTION IN
VIOLATION OF THIS SECTION SHALL CONSTITUTE AN
EVENT OF DEFAULT UNDER THE NOTE AND THIS DEED OF
TRUST, AND LENDER SHALL BE ENTITLED TO EXERCISE
ALL REMEDIES PROVIDED IN THIS DEED OF TRUST. THE
LENDER SHALL NOT UNREASONABLY WITHHOLD ITS CONSENT
TO A SALE OR OTHER TRANSFER OF THE PROPERTY
PROVIDED THAT THE PROPOSED TRANSACTION DOES NOT
VIOLATE ANY OF THE THEN EXISTING LOAN UNDERWRITING
CRITERIA OF THE BANK, ANDFURTHER PROVIDED THAT THE
ASSUMPTION FEE REQUIRED BY THE LENDER IS PAID TO
THE LENDER AS A PART OF SUCH TRANSFER. IN
ADDITION, THE BORROWERS EQUITY IN THE PROPERTY
WHICH IS ENCUMBERED BY THIS DEED OF TRUST IS A
MATERIALFACTOR TO LENDER, AND -LENDER MAKES THE
LOAN WHICH IS SECURED BY THIS DEED OF TRUST IN
MATERIAL RELIANCE UPON THAT EQUITY. THEREFORE, IN
ORDER TO ASSURE LENDER THAT THE EQUITY OF BORROWER
IN THE PROPERTY WILL NOT BE SUBSEQUENTLY DILUTED,
AND IN CONSIDERATIONFOR LENDER MAKING THE LOAN
WHICH IS SECURED BY THIS DEED OF TRUST, BORROWER
HEREBY COVENANTS AND AGREES THAT SO LONG AS THIS
DEED OF TRUST IS A LIEN AGAINST THE REAL PROPERTY
DESCRIBED HEREIN, BORROWER WILL NOT CREATE OR
PERMIT TO CONTINUE IN EXISTENCE ANY MORTGAGE, DEED
OF TRUST, PLEDGE, ENCUMBRANCE, LIEN OR CHARGE
OFANY KIND AGAINST THE PROPERTY

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EXCEPTFOR ENCUMBRANCES EXPRESSLY PERMITTED BY THIS
DEED OF TRUST OR AS OTHERWISE CONSENTED TO IN
WRITING BY LENDER, OR LIENS FOR TAXES NOT YET
PAYABLE. IN THE EVENT THAT THE INTEREST
OF BORROWER IN THE PROPERTY ENCUMBERED BY THIS
DEED OF TRUST, OR ANY PART THEREOF, OR ANY
INTEREST THEREIN IS SOLD, AGREED TO BE SOLD,
OPTIONED, CONVEYED, ALIENATED, ENCUMBERED OR
OTHERWISE TRANSFERRED BY BORROWER, WHETHER BY
OPERATION OF LAW OR OTHERWISE, THE OBLIGATIONS
HEREUNDER, IRRESPECTIVE OF THE MATURITY DATES
EXPRESSED HEREIN, AT THE OPTION OF THE LENDER AND
WITHOUT DEMAND OR NOTICE, SHALL IMMEDIATELY BECOME
DUE ANDPAYABLE. IN THE EVENT THAT THE LENDER DOES
NOT ELECT TO DECLARE THE NOTE IMMEDIATELY DUE AND
PAYABLE IN THE EVENT OF A TRANSFER DESCRIBED
HEREIN, THEN, UNLESS INDICATED OTHERWISE IN
WRITING BY THE LENDER, BORROWER SHALL REMAIN
PRIMARILY LIABLE FOR THE OBLIGATIONS UNDER THE
NOTE AND THIS DEED OF TRUST AND UNDER ANY OTHER
INSTRUMENT SECURING THE NOTE OR EXECUTED IN
CONNECTION HEREWITH. EXCEPTFOR TRANSFERSFOR WHICH
LENDER HAS GIVEN EXPRESS WRITTEN CONSENT, THIS
PROVISION SHALL APPLY TO EACH AND EVERY SALE,
TRANSFER, ENCUMBRANCE OR CONVEYANCE, REGARDLESS
OFWHETHER OR NOT THE LENDER HAS CONSENTED TO, OR
WAIVED THE LENDER'S RIGHTS HEREUNDER, WHETHER BY
ACTION OR NON-ACTION, IN CONNECTION WITH ANY
PREVIOUS SALE, TRANSFER, ENCUMBRANCE OR CONVEYANCE
AND WHETHER OR NOT THE HOLDER HAS
RECEIVEDANYPAYMENTS AFTER SUCH EVENT.

     6.8 ATTORNEYS' FEES AND COSTS. In the event it becomes necessary for Lender to utilize legal counsel for the enforcement of this Note or any of its terms, if successful in such enforcement by legal proceedings or otherwise Lender shall be reimbursed immediately by Borrower for reasonably-incurred attorneys' fees and other costs and expenses. Borrower shall also immediately reimburse Lender for all attorneys' fees and costs reasonably incurred in connection with the representation of Lender in any bankruptcy, insolvency; reorganization or other debtor-relief or similar proceeding of or relating to Borrower, any guarantor, or the Property.

     6.9 WAIVERS. The makers, endorsers,
guarantors and sureties of this Note hereby waive diligence, demand, presentment, notice of non-payment or dishonor, protest and notice of protest, and expressly agree that the time for performance of any obligation under this Note may be extended from time to time, consent to the release of any party liable hereon or therefor, consent to the acceptance of further security for this Note, including other types of security, all without in any way affecting their liability, and waive the right to plead any and all statutes of limitations as a defense to any demand on this Note, or any guaranty thereof, or to any agreement to pay the same, to the full extent permissible by law. The provisions in this paragraph are intended to apply to all paragraphs of this Note.

     6.10 GOVERNING LAW. This Note shall be
governed by and construed under the internal laws of the State of California, except to the extent that federal law applies.



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     6.11 SEVERABILITY. Every provision hereof is
intended to be several. If any provision of this
Note is determined by a court of competent jurisdiction to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the other provisions hereof, which shall remain binding and enforceable.

     6.12 LIMITATION UPON INTEREST. All agreements between the Borrower and Lender, now existing or hereafter arising, are hereby expressly limited so that in no event whatsoever shall the amount paid, or agreed to be paid, to Lender hereof for the use, forbearance or detention of money to be loaned hereunder or otherwise, or for the performance or payment of any covenant or obligation contained herein, exceed the maximum amount permissible under applicable law. If from any circumstance whatsoever fulfillment of any provision hereof exceeds the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance Lender hereof shall ever receive as interest under this Note or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing hereunder (without charge for prepayment) and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal, such excess shall be refunded to Borrower.

     6.13 JOINT AND SEVERAL LIABILITY. The
liability of any multiple makers of this Note is joint and several. If a maker is a partnership, such maker and all general partners therein shall be jointly and severally liable hereunder.

     6.14 HEADINGS. Headings herein are used for convenience of reference only and do not define or limit the scope of provisions of this Note.

     6.15 DISPUTE RESOLUTION. All disputes (as that term is defined in the Deed of Trust) arising out of or related to this Note, the conduct of the parties, or the past, present or future relationship of the parties, are subject to mandatory arbitration and mandatory judicial reference in the manner and to the extent provided in the Deed of Trust.

     6.16. PREPAYMENTS.

     6.16.1 Borrower shall have the right to
prepay all or any part of the principal balance of this Note at any time without charge, upon prior written notice to Lender of not less than thirty
(30) and not more than sixty (60) calendar days.
6.16.2 Notwithstanding Paragraph 6.16.1 above, all prepayments shall be applied first to charges other than interest and principal, if any, next to interest then- due, next to interest accrued on the amount of principal to be prepaid, and the balance to principal.


        SIGNATURES FOLLOW ON THE NEXT PAGE







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DATED: 3/25/97
               -------------------------------


BORROWER:

EMERITUS CORPORATION

By:  /s/ Raymond R. Brandstrom
       -------------------------------------------
Name: Raymond R. Brandstrom
Title:  President







































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